As filed with the Securities and Exchange Commission on September 6, 2012

File No. 001-35572

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 3

to

FORM 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

Pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934

COMVERSE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	04-3398741
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

810 Seventh Avenue New York, New York 212-739-1000	10019
(Address of Principal Executive Offices and Telephone Number)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
Common stock, par value $0.01	The NASDAQ Stock Market, LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐

INFORMATION INCLUDED IN INFORMATION STATEMENT

AND INCORPORATED BY REFERENCE IN FORM 10

CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT AND ITEMS OF FORM 10

This Registration Statement on Form 10 (the “Form 10”) incorporates by reference information contained in the Information Statement filed as Exhibit 99.1 hereto (the “Information Statement”). The cross-reference table below identifies where the items required by Form 10 can be found in the Information Statement.

Item No.	Item Caption	Location in Information Statement
1.	Business	“Summary;” “Risk Factors;” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

1A.	Risk Factors	“Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements”

2.	Financial Information	“Summary—Summary Historical and Unaudited Pro Forma Financial Data;” “Capitalization;” “Selected Historical Financial Data;” “Unaudited Pro Forma Combined Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

3.	Properties	“Business—Properties”

4.	Security Ownership of Certain Beneficial Owners and Management	“Security Ownership by Certain Beneficial Owners and Management”

5.	Directors and Executive Officers	“Management”

6.	Executive Compensation	“Compensation of Directors” and “Compensation of Executive Officers”

7.	Certain Relationships and Related Transactions, and Director Independence	“Risk Factors;” “Management” and “Certain Relationships and Related Party Transactions”

8.	Legal Proceedings	“Business—Legal Proceedings”

9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters	“Summary;” “Risk Factors;” “The Share Distribution;” “Dividend Policy;” “Capitalization” and “Description of Our Capital Stock”

10.	Recent Sale of Unregistered Securities	None

11.	Description of Registrant’s Securities to be Registered	“Description of Our Capital Stock”

12.	Indemnification of Directors and Officers	“Indemnification and Limitation of Liability of Directors and Officers”

13.	Financial Statements and Supplementary Data	“Summary—Summary Historical and Unaudited Pro Forma Financial Data;” “Selected Historical Financial Data;” “Unaudited Pro Forma Combined Financial Statements;” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Index to Combined Financial Statements.”

14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	None

ITEM 15.	Financial Statements and Exhibits

(a) Financial Statements

See “Index to Combined Financial Statements” beginning on page F-1 of the Information Statement.

(b) Exhibits. The following documents are filed as exhibits hereto:

Exhibit Number	Exhibit Description

2.1**	Form of Distribution Agreement between Comverse Technology, Inc. and Comverse, Inc.

3.1**	Form of Certificate of Incorporation of Comverse, Inc.

3.2**	Form of Bylaws of Comverse, Inc.

4.1*	Specimen Certificate for Common Stock of Comverse, Inc.

10.1**	Form of Transition Services Agreement between Comverse Technology, Inc. and Comverse, Inc.

10.2**	Form of Tax Disaffiliation Agreement between Comverse Technology, Inc. and Comverse, Inc.

10.3**	Form of Employee Matters Agreement between Comverse Technology, Inc. and Comverse, Inc.

10.4†	Employment, Non-Disclosure and Non-Competition Agreement, dated March 14, 2003, between Comverse, Inc. and Gabriel Matsliach (incorporated by reference to Exhibit 10.89 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.5†	Addendum of Terms for Transfer of Gabriel Matsliach, dated February 28, 2003, by and between Comverse, Inc. to Gabriel Matsliach (incorporated by reference to Exhibit 10.90 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.6†	Transfer Employment Letter Agreement, dated March 4, 2003, by and between Comverse, Inc. and Gabriel Matsliach (incorporated by reference to Exhibit 10.91 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.7†	Letter Agreement, dated June 1, 2010, between Comverse, Inc. and Gabriel Matsliach (incorporated by reference to Exhibit 10.1 to Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on June 2, 2010) (SEC File No. 000-15502).

10.8†	Amendment to the Executive Employment and Severance Letter, dated March 30, 2011, by and between Comverse, Inc. and Gabriel Matsliach (incorporated by reference to Exhibit 10.1 to Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on April 1, 2011) (SEC File No. 000-15502).

10.9†	Employment Offer Letter, dated June 15, 2010, by and between Comverse Ltd. and Oded Golan (incorporated by reference to Exhibit 10.131 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2011 filed on May 31, 2011) (SEC File No. 000-15502).

10.10†	Amendment to Employment Offer Letter, dated March 3, 2011, by and between Comverse Ltd. and Oded Golan (incorporated by reference to Exhibit 10.132 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2011 filed on May 31, 2011) (SEC File No. 000-15502).

10.11†	Employment Offer Letter Extension, dated March 15, 2011, by and between Comverse Ltd. and Oded Golan (incorporated by reference to Exhibit 10.133 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2011 filed on May 31, 2011) (SEC File No. 000-15502).

10.12**†	Amendment to Employment Agreement, dated September 22, 2011, by and between Oded Golan and Comverse Ltd.

10.13**†	Amendment to Employment Agreement, dated March 29, 2012, by and between Oded Golan and Comverse Ltd.

10.14†	Employment Letter, dated March 6, 2011, by and between Comverse Ltd. and Aharon Levy (incorporated by reference to Exhibit 10.134 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2011 filed on May 31, 2011) (SEC File No. 000-15502).

10.15†	Employment Agreement, dated February 13, 2009, between Comverse Technology, Inc. and Joel E. Legon (incorporated by reference to Exhibit 10.86 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.16†	Confidentiality, Assignment of Inventions and Non-Competition Agreement, effective February 23, 2009, between Comverse Technology, Inc. and Joel E. Legon (incorporated by reference to Exhibit 10.87 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.17†	Relocation Confirmation Letter to Joel E. Legon, dated March 29, 2010, by Comverse Technology, Inc. (incorporated by reference to Exhibit 10.8 of Comverse Technology, Inc.’s Quarterly Report on Form 10-Q under the Securities Exchange Act of 1934 filed on June 11, 2012) (SEC File No. 001-35303).

10.18†	Letter Agreement, dated October 12, 2010, between Comverse Technology, Inc. and Joel E. Legon (incorporated by reference to Exhibit 10.146 of Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2010 filed on January 25, 2011) (SEC File No. 000-15502).

10.19†	Letter Agreement, dated March 9, 2011, by and between Comverse Technology, Inc. and Charles J. Burdick (incorporated by reference to Exhibit 10.1 of Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on March 9, 2011) (SEC File No. 000-15502).

10.20†	Amendment, dated July 27, 2011, to Letter Agreement, dated March 9, 2011, by and between Comverse Technology, Inc. and Charles J. Burdick (incorporated by reference to Exhibit 10.1 of Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on July 29, 2011) (SEC File No. 000-15502).

10.21†	Amendment, dated November 17, 2011, to Employment Letter, dated March 9, 2011, between Mr. Charles J. Burdick and Comverse Technology, Inc. (incorporated by reference to Exhibit 10.3 of Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on November 17, 2011) (SEC File No. 000-15502).

10.22†	Amendment, dated June 4, 2012, to the Employment Letter, dated March 9, 2011, between Mr. Charles J. Burdick and Comverse Technology, Inc. (incorporated by reference to Exhibit 10.1 to Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on June 4, 2012) (SEC File No. 001-35303).

10.23**†	Employment Agreement, dated April 26, 2012, by and among, Comverse, Inc., Comverse Technology, Inc. and Philippe Tartavull.

10.24**†	Restricted Stock Unit Award Agreement, dated May 21, 2012, by and between Comverse Technology, Inc. and Philippe Tartavull.

10.25**†	Nonqualified Stock Option Award Agreement, dated May 21, 2012, by and between Comverse Technology, Inc. and Philippe Tartavull.

10.26**†	Form of Comverse, Inc. 2012 Stock Incentive Compensation Plan.

10.27**†	Form of Comverse, Inc. 2012 Annual Performance Plan.

10.28	Letter Agreement, dated May 30, 2012, between Comverse Technology, Inc. and Cadian Capital Management, LLC, Cadian Fund LP, Cadian Master Fund LP and Cadian GP LLC (incorporated by reference to Exhibit 10.1 to Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on May 31, 2012) (SEC File No. 001-35303).

10.29**†	Employment Agreement, dated July 1, 2012, by and among, Comverse, Inc., Comverse Technology, Inc. and Thomas B. Sabol.

10.30**†	Restricted Stock Unit Award Agreement, effective July 24, 2012, by and between Comverse Technology, Inc. and Thomas B. Sabol.

10.31**†	Nonqualified Stock Option Award Agreement, effective July 24, 2012, by and between Comverse Technology, Inc. and Thomas B. Sabol.

10.32**†	Separation Agreement, dated August 5, 2012, by and between Oded Golan and Comverse Ltd.

10.33**†	Form of Indemnification Agreement.

21.1*	List of subsidiaries of Comverse, Inc.

99.1	Preliminary Information Statement of Comverse, Inc., subject to completion, dated September 6, 2012.

*	To be filed by amendment.
**	Previously filed.
†	Constitutes a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

COMVERSE, INC.

By:	/s/ Shefali A. Shah
Name: Shefali A. Shah
Title: Senior Vice President, General Counsel and Secretary

Dated: September 6, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1**	Form of Distribution Agreement between Comverse Technology, Inc. and Comverse, Inc.

3.1**	Form of Certificate of Incorporation of Comverse, Inc.

3.2**	Form of Bylaws of Comverse, Inc.

4.1*	Specimen Certificate for Common Stock of Comverse, Inc.

10.1**	Form of Transition Services Agreement between Comverse Technology, Inc. and Comverse, Inc.

10.2**	Form of Tax Disaffiliation Agreement between Comverse Technology, Inc. and Comverse, Inc.

10.3**	Form of Employee Matters Agreement between Comverse Technology, Inc. and Comverse, Inc.

10.4†	Employment, Non-Disclosure and Non-Competition Agreement, dated March 14, 2003, between Comverse, Inc. and Gabriel Matsliach (incorporated by reference to Exhibit 10.89 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.5†	Addendum of Terms for Transfer of Gabriel Matsliach, dated February 28, 2003, by and between Comverse, Inc. to Gabriel Matsliach (incorporated by reference to Exhibit 10.90 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.6†	Transfer Employment Letter Agreement, dated March 4, 2003, by and between Comverse, Inc. and Gabriel Matsliach (incorporated by reference to Exhibit 10.91 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.7†	Letter Agreement, dated June 1, 2010, between Comverse, Inc. and Gabriel Matsliach (incorporated by reference to Exhibit 10.1 to Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on June 2, 2010) (SEC File No. 000-15502).

10.8†	Amendment to the Executive Employment and Severance Letter, dated March 30, 2011, by and between Comverse, Inc. and Gabriel Matsliach (incorporated by reference to Exhibit 10.1 to Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on April 1, 2011) (SEC File No. 000-15502).

10.9†	Employment Offer Letter, dated June 15, 2010, by and between Comverse Ltd. and Oded Golan (incorporated by reference to Exhibit 10.131 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2011 filed on May 31, 2011) (SEC File No. 000-15502).

10.10†	Amendment to Employment Offer Letter, dated March 3, 2011, by and between Comverse Ltd. and Oded Golan (incorporated by reference to Exhibit 10.132 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2011 filed on May 31, 2011) (SEC File No. 000-15502).

10.11†	Employment Offer Letter Extension, dated March 15, 2011, by and between Comverse Ltd. and Oded Golan (incorporated by reference to Exhibit 10.133 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2011 filed on May 31, 2011) (SEC File No. 000-15502).

10.12**†	Amendment to Employment Agreement, dated September 22, 2011, by and between Oded Golan and Comverse Ltd.

Exhibit Number	Exhibit Description

10.13**†	Amendment to Employment Agreement, dated March 29, 2012, by and between Oded Golan and Comverse Ltd.

10.14†	Employment Letter, dated March 6, 2011, by and between Comverse Ltd. and Aharon Levy (incorporated by reference to Exhibit 10.134 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2011 filed on May 31, 2011) (SEC File No. 000-15502).

10.15†	Employment Agreement, dated February 13, 2009, between Comverse Technology, Inc. and Joel E. Legon (incorporated by reference to Exhibit 10.86 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.16†	Confidentiality, Assignment of Inventions and Non-Competition Agreement, effective February 23, 2009, between Comverse Technology, Inc. and Joel E. Legon (incorporated by reference to Exhibit 10.87 to Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2009 filed on October 4, 2010) (SEC File No. 000-15502).

10.17†	Relocation Confirmation Letter to Joel E. Legon, dated March 29, 2010, by Comverse Technology, Inc. (incorporated by reference to Exhibit 10.8 of Comverse Technology, Inc.’s Quarterly Report on Form 10-Q under the Securities Exchange Act of 1934 filed on June 11, 2012) (SEC File No. 001-35303).

10.18†	Letter Agreement, dated October 12, 2010, between Comverse Technology, Inc. and Joel E. Legon (incorporated by reference to Exhibit 10.146 of Comverse Technology, Inc.’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended January 31, 2010 filed on January 25, 2011) (SEC File No. 000-15502).

10.19†	Letter Agreement, dated March 9, 2011, by and between Comverse Technology, Inc. and Charles J. Burdick (incorporated by reference to Exhibit 10.1 of Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on March 9, 2011) (SEC File No. 000-15502).

10.20†	Amendment, dated July 27, 2011, to Letter Agreement, dated March 9, 2011, by and between Comverse Technology, Inc. and Charles J. Burdick (incorporated by reference to Exhibit 10.1 of Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on July 29, 2011) (SEC File No. 000-15502).

10.21†	Amendment, dated November 17, 2011, to Employment Letter, dated March 9, 2011, between Mr. Charles J. Burdick and Comverse Technology, Inc. (incorporated by reference to Exhibit 10.3 of Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on November 17, 2011) (SEC File No. 000-15502).

10.22†	Amendment, dated June 4, 2012, to the Employment Letter, dated March 9, 2011, between Mr. Charles J. Burdick and Comverse Technology, Inc. (incorporated by reference to Exhibit 10.1 to Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on June 4, 2012) (SEC File No. 001-35303).

10.23**†	Employment Agreement, dated April 26, 2012, by and among, Comverse, Inc., Comverse Technology, Inc. and Philippe Tartavull.

10.24**†	Restricted Stock Unit Award Agreement, dated May 21, 2012, by and between Comverse Technology, Inc. and Philippe Tartavull.

Exhibit Number	Exhibit Description

10.25**†	Nonqualified Stock Option Award Agreement, dated May 21, 2012, by and between Comverse Technology, Inc. and Philippe Tartavull.

10.26**†	Form of Comverse, Inc. 2012 Stock Incentive Compensation Plan.

10.27**†	Form of Comverse, Inc. 2012 Annual Performance Plan.

10.28	Letter Agreement, dated May 30, 2012, between Comverse Technology, Inc. and Cadian Capital Management, LLC, Cadian Fund LP, Cadian Master Fund LP and Cadian GP LLC (incorporated by reference to Exhibit 10.1 to Comverse Technology, Inc.’s Current Report on Form 8-K under the Securities Exchange Act of 1934 filed on May 31, 2012) (SEC File No. 001-35303).

10.29**†	Employment Agreement, dated July 1, 2012, by and among, Comverse, Inc., Comverse Technology, Inc. and Thomas B. Sabol.

10.30**†	Restricted Stock Unit Award Agreement, effective July 24, 2012, by and between Comverse Technology, Inc. and Thomas B. Sabol.

10.31**†	Nonqualified Stock Option Award Agreement, effective July 24, 2012, by and between Comverse Technology, Inc. and Thomas B. Sabol.

10.32**†	Separation Agreement, dated August 5, 2012, by and between Oded Golan and Comverse Ltd.

10.33**†	Form of Indemnification Agreement.

21.1*	List of subsidiaries of Comverse, Inc.

99.1	Preliminary Information Statement of Comverse, Inc., subject to completion, dated September 6, 2012.

*	To be filed by amendment.
**	Previously filed.
†	Constitutes a management contract or compensatory plan or arrangement.